UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): September 28, 2005


                         CURATIVE HEALTH SERVICES, INC.
             (Exact name of registrant as specified in its charter)

           Minnesota                  000-50371               51-0467366
(State or other jurisdiction of      (Commission           (I.R.S. Employer
 incorporation or organization)      File Number)          Identification No.)


                               61 Spit Brook Road
                           Nashua, New Hampshire 03060
               (Address of principal executive offices) (zip code)


                                 (603) 888-1500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

                          ----------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Curative Health Services, Inc. (the "Company") today announced that it intends to dispute the results of audits conducted by the Department of Health Services("DHS") of the State of California of three independent retail California pharmacies which previously did business with two subsidiaries of the Company, Apex Therapeutic Care, Inc. and eBioCare.com, Inc.
The Company also announced it would hold a conference call to discuss these issues at 11:00 a.m. on Wednesday, September 28, 2005. The Company's press release regarding this announcement and talking points prepared for the conference call are filed as exhibits to this report.

Item 9.01    Financial Statements and Exhibits.

(c)     Exhibits

        Exhibit No.  Description of Exhibit

          99.1 Press Release of Curative Health Services, Inc., dated September 28, 2005.

          99.2       DHS Audit Talking Points prepared by
                     Curative Health Services, Inc.


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




                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2005


                                          CURATIVE HEALTH SERVICES, INC.


                                          By:  /s/ Thomas Axmacher
                                               ------------------------
                                               Thomas Axmacher
                                               Chief Financial Officer

                                 EXHIBIT INDEX


        Exhibit No.  Description of Exhibit

          99.1 Press Release of Curative Health Services, Inc., dated September 28, 2005.

          99.2       DHS Audit Talking Points prepared by Curative Health
                     Services, Inc.